SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d)
                   of the Securities Exchange
                           Act of 1934

        Date of Report (Date of earliest event reported):
                          Not Applicable


                 NATIONAL HEALTH INVESTORS, INC.
      (Exact name of registrant as specified in its charter)


   Maryland                    33-41863                   62-1470956
  ------------               -------------             ----------------
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)              Identification
incorporation)                                           Number)

100 Vine Street, Suite 1400, City Center, Murfreesboro, Tennessee  37130
       ----------------------------------------------------
             (Address of principal executive offices)


                          (615) 890-9100
          --------------------------------------------------------------
       (Registrant's telephone number, including area code)

                          Not Applicable
     -------------------------------------------------------------------
       (Former name, former address and former fiscal year,
                  if changed since last report)

                       --------------------------------

                     Exhibit Index on Page 3

Item 5.   Other Events.

     On November 5, 1999 the Company disclosed that Lenox Healthcare, Inc. and its affiliates, two of which are either debtors or lessees of NHI, have filed for Chapter 11 Bankruptcy protection in the United States
Bankruptcy/District Court in Wilmington, Delaware. A copy of the press release is attached hereto as Exhibit 99.


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL HEALTH INVESTORS, INC.



                                        By:  /s/ Richard F.  LaRoche, Jr.
                                        Name:  Richard F. LaRoche, Jr.
                                        Title: Vice President


Date:   November 8, 1999

                          Exhibit Index


Exhibit No.
99.            Press Release dated November 5, 1999.

National Health Investors, Inc. Discloses Customer Restructuring

     National Health Investors, Inc. (NYSE-NHI) was informed Thursday, November 4, 1999, that Lenox Healthcare, Inc. and its affiliates have filed for Chapter 11 Bankruptcy protection in the United States Bankruptcy/District Court in Wilmington, Delaware. The court filing indicates that two NHI loans may be impacted. The first is a $25,400,000 first mortgage loan on ten licensed nursing homes in Kansas and Missouri. Based on NHI's initial review, it appears that the $25,400,000 first mortgage loan will not be adversely impacted in the bankruptcy. This loan is in full compliance with its financial covenants and is current on all principal and interest payments.

     The second project is Lenox Healthcare, Inc.'s lease of a 96 bed skilled nursing facility in St. Petersburg, Florida. NHI is advised that Lenox intends to abandon the lease. The first mortgage loan on this property of approximately $4,450,000 is now two months in arrears and with the abandonment of the lease, NHI will immediately institute proceedings to take physical possession of the property. The company is evaluating its position to determine whether any write-down may be required in addition to present reserves.

     Although not impacted by the bankruptcy filing, Mr. Tom Clarke, the owner of Lenox Healthcare, Inc. is involved as a principal in other entities financed by NHI. At the present time NHI knows of no reason to assume that these entities will be negatively impacted by the Lenox filing or that any loss of income or asset value will occur.

     National Health Investors, Inc. specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common and preferred stocks of the company trade on the New York Exchange with the symbols NHI and NHIPr respectively.

     Statements in this press release that are not historical facts are forward-looking statements. NHC cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgement as of the date of this release.

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